================================================================================


                                                                    Exhibit 10.2



                           FIRST AMENDED AND RESTATED
                                CREDIT AGREEMENT
                               (364 DAY FACILITY)

                         Dated as of September 11, 2003

                                      among


                        TOYOTA MOTOR CREDIT CORPORATION.
                                as the Borrower,


                             BANK OF AMERICA, N.A.,
                            as Administrative Agent,

                                       and

                         The Other Lenders Party Hereto

                  --------------------------------------------

                         BANC OF AMERICA SECURITIES LLC,
                   as Sole Lead Arranger and Sole Book Manager

                  ---------------------------------------------

                              JPMORGAN CHASE BANK,
                              as Syndication Agent

                 ----------------------------------------------

                       THE BANK OF TOKYO-MITSUBISHI, LTD.
                                       and
                                 CITIBANK, N.A.,
                             as Documentation Agents

                   FIRST AMENDED AND RESTATED CREDIT AGREEMENT
                               (364 DAY FACILITY)

         THIS FIRST AMENDED AND RESTATED CREDIT AGREEMENT (364 Day Facility) (this "Amendment and Restatement") dated as of September 11, 2003 is made among TOYOTA MOTOR CREDIT CORPORATION, a California corporation (the "Borrower"), each lender from time to time party hereto (collectively, the "Lenders" and, individually, a "Lender"), BANK OF AMERICA, N.A., as Administrative Agent, BANC OF AMERICA SECURITIES LLC, as Sole Lead Arranger and Sole Book Manager, JPMORGAN CHASE BANK, as Syndication Agent, and THE BANK OF TOKYO-MITSUBISHI, LTD. and CITIBANK, N.A., as Documentation Agents.

         WHEREAS, the Borrower is party to a Credit Agreement (364 Day Facility) dated as of September 12, 2002 (the "Existing Credit Agreement") with the lenders party thereto and Bank of America, as Administrative Agent for the Lenders. Capitalized terms not otherwise defined in this Amendment and Restatement shall have the meanings specified in the Existing Credit Agreement.

         WHEREAS, the parties to this Amendment and Restatement desire to amend the Existing Credit Agreement as set forth herein and to restate the Existing Credit Agreement in its entirety to read as set forth in the Existing Credit Agreement with the amendments set forth in this Amendment and Restatement.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows:


                                    ARTICLE I

                                   AMENDMENTS

         Effective as of the date of this Amendment and Restatement and subject to the satisfaction of the conditions precedent set forth in Article 2, the Existing Credit Agreement is amended as follows:

         Section 1.1 Cover Page. The cover page of the Existing Credit Agreement is replaced with the cover page to this Amendment and Restatement.

         Section 1.2 Definitions. The definitions of "Audited Financial Statements," "Fee Letter," "Maximum Aggregate Commitments," and "Revolving Maturity Date" in Section 1.1 of the Existing Credit Agreement are amended and restated to read as follows:

          "`Audited Financial Statements' means the audited consolidated balance sheet of the Borrower and its Subsidiaries for the fiscal year ended March 31, 2003 (or such later date for which audited financial statements are delivered pursuant to this Agreement) and the related consolidated statements of income or operations, shareholders' equity and cash flows for such fiscal year of the Borrower and its Subsidiaries, including the notes thereto.

         "`Fee Letter' means a letter, dated July 17, 2003 among the Borrower, the Administrative Agent and the Arranger.

         "`Maximum Aggregate Commitments' means (a) $5,000,000,000 minus (b) the Five Year Facility Aggregate Commitments.

         "`Revolving Maturity Date' means the later of (a) September 10, 2004, and (b) if maturity is extended pursuant to Section 2.13(b), such extended revolving maturity date as determined pursuant to such Section."

         Section 1.3 Tax Shelter Representations. A new Section 5.12 is added to the Existing Credit Agreement immediately after Section 5.11 to read as follows:

         "Section 5.12 Tax Shelter Regulations. If the Borrower determines that the Loans qualify as a `reportable transaction' (within the meaning of Treasury Regulation Section 1.6011-4), it shall promptly notify the Administrative Agent thereof. If the Borrower so notifies the Administrative Agent, the Borrower acknowledges that one or more of the Lenders may treat its Loans as part of a transaction that is subject to Treasury Regulation Section 301.6112-1, and such Lender or Lenders, as applicable, will maintain the lists and other records required by such Treasury Regulation."

         Section 1.4 Confidentiality. Section 9.8 of the Existing Credit Agreement is amended to add at the end thereof:

         "Notwithstanding anything herein to the contrary, `Information' shall not include, and any party to this Agreement may disclose without limitation of any kind, any information with respect to the `tax treatment' and `tax structure' (in each case, within the meaning of Treasury Regulation Section 1.6011-4) that are provided to any such party relating to such tax treatment and tax structure; provided that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the tax treatment or tax structure of the Loans and transactions contemplated hereby."

         Section 1.5 Schedule 2.1. Schedule 2.1 of the Existing Credit Agreement is amended and restated to read as set forth on Schedule 2.1 to this Amendment and Restatement.

         Section 1.6 Schedule 9.2. Schedule 9.2 of the Existing Credit Agreement is amended and restated to read as set forth on Schedule 9.2 to this Amendment and Restatement.

                                   ARTICLE II

                                   CONDITIONS

         Section 2.1 Effectiveness. This Amendment and Restatement shall become effective on the date (the "Restatement Effectiveness Date") that each of the following conditions shall have been satisfied:

         (a) Receipt by the Administrative Agent of the following, each of which shall be originals or facsimiles (followed promptly by originals) unless otherwise specified, each properly executed by a Responsible Officer of the Borrower, each dated the Restatement Effectiveness Date (or, in the case of certificates of governmental officials, a recent date before the Restatement Effectiveness Date) and each in form and substance satisfactory to the Administrative Agent and its legal counsel:

          (i) executed counterparts of this Amendment and Restatement, sufficient in number for distribution to the Administrative Agent, each Lender and the Borrower;

          (ii) a Note executed by the Borrower in favor of each Lender requesting a Note;

          (iii) such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of the Borrower as the Administrative Agent may require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment and Restatement and the other Loan Documents;

          (iv) such documents and certifications as the Administrative Agent may reasonably require to evidence that the Borrower is in good standing and qualified to engage in business in California;

          (v) a favorable opinion of the General Counsel of the Borrower, addressed to the Administrative Agent and each Lender, as to the matters and in the form set forth in Exhibit H to the Existing Credit Agreement but with such modifications as are required to address the Existing Credit Agreement, as amended by this Amendment and Restatement;

          (vi) a favorable opinion of Morrison & Foerster LLP, counsel to the Administrative Agent, addressed to the Administrative Agent and each Lender, as to the matters and in the form set forth in Exhibit I to the Existing Credit Agreement but with such modifications as are required to address the Existing Credit Agreement, as amended by this Amendment and Restatement;

          (vii) a copy of a notice from the Borrower to the Administrative Agent dated at least three Business Days prior to the Restatement Effective Date terminating the Commitments (as defined in, the Existing Credit Agreement) no later than the Restatement Effective Date and requests for Borrowing in an amount sufficient to repay any amounts outstanding under the Existing Credit Agreement on the Restatement Effectiveness Date;

          (viii) such other assurances, certificates, documents or consents as the Administrative Agent or the Required Lenders reasonably may require.

         (b) Any fees required to be paid on or before the Restatement Effectiveness Date shall have been paid.

         (c) Unless waived by the Administrative Agent, the Borrower shall have paid all Attorney Costs of the Administrative Agent to the extent invoiced prior to or on the Restatement Effectiveness Date, plus such additional amounts of Attorney Costs as shall constitute its reasonable estimate of Attorney Costs incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude a final settling of accounts between the Borrower and the Administrative Agent).

         (d) The representations and warranties of the Borrower contained in
Article V of the Existing Credit Agreement as amended hereby shall be true and correct on and as of the date of the Restatement Effectiveness Date, except to the extent that such representations and warranties specifically refer to an earlier date.

         (e) No Default shall exist.


                                   ARTICLE III

         REFERENCES TO AND EFFECT ON EXISTING CREDIT AGREEMENT AND NOTES

         3.1 Interpretation Generally. On and after the effectiveness of this Amendment and Restatement, each reference in the Existing Credit Agreement and in the exhibits thereto to "this Agreement," "hereunder," "hereof" or words of like import referring to the Existing Credit Agreement, and each reference in the Notes to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Existing Credit Agreement, shall mean and be a reference to the Existing Credit Agreement, as amended by this Amendment and Restatement.

         3.2 Effectiveness of Existing Credit Agreement, Notes. The Existing Credit Agreement and the Notes, as specifically amended by this Amendment and Restatement, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.


                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

         The Borrower represents and warrants to the Administrative Agent and the Lenders that:

         Section 4.1 Corporate Existence and Power. The Borrower is a corporation duly incorporated, validly existing and in good standing under the Laws of California, and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

         Section 4.2 Corporate and Governmental Authorization: No Contravention. The execution and delivery by the Borrower of this Amendment and Restatement and the performance by the Borrower of this Amendment and Restatement and the Existing Credit Agreement and the other Loan Documents as amended hereby are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action, require no action by or in respect of, or filing with, any Governmental Authority and do not contravene, or constitute a default under, any provision of applicable Law or of the Organization Documents of the Borrower or of any agreement, judgment, injunction, order, decree or other instrument binding upon the Borrower or any of its Subsidiaries.

         Section 4.3 Binding Effect. Each of this Amendment and Restatement and the Existing Credit Agreement and other Loan Documents as amended hereby constitutes a valid and binding agreement of the Borrower enforceable in accordance with its terms.


                                    ARTICLE V

                                  MISCELLANEOUS

         Section 5.1 Counterparts. This Amendment and Restatement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         SECTION 5.2 GOVERNING LAW. THIS AMENDMENT AND RESTATEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE; PROVIDED THAT THE ADMINISTRATIVE AGENT AND EACH LENDER SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

         Section 5.3 Existing Credit Agreement. Except as herein provided, the Existing Credit Agreement shall remain unchanged and in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Restatement to be duly executed as of the date first above written.



                                TOYOTA MOTOR CREDIT CORPORATION

                                By:    /s/ George Borst
                                       -------------------------------------

                                Name:  George Borst
                                       -------------------------------------

                                Title: President and Chief Executive Officer
                                       -------------------------------------

                              BANK OF AMERICA, N.A., as
                              Administrative Agent

                              By:    /s/ Anthea Del Bianco
                                     ------------------------------------

                              Name:  Anthea Del Bianco
                                     ------------------------------------

                              Title: Vice President
                                     ------------------------------------

                              BANK OF AMERICA, N.A., as a
                              Lender

                              By:    /s/ Alan Roche
                                     ------------------------------------

                              Name:  Alan Roche
                                     ------------------------------------

                              Title: Managing Director
                                     ------------------------------------

                              THE BANK OF TOKYO-MITSUBISHI, LTD.,
                              as Documentation Agent and a Lender

                              By:    /s/ Hiroshi Jinza
                                     ------------------------------------

                              Name:  Hiroshi Jinza
                                     ------------------------------------

                              Title: Deputy General Manager
                                     ------------------------------------

                              CITICORP USA, INC., as
                              Documentation Agent and a Lender

                              By:    /s/ Brian Ike
                                     ------------------------------------

                              Name:  Brian Ike
                                     ------------------------------------

                              Title: Vice President
                                     ------------------------------------

                              JPMORGAN CHASE BANK, as
                              Syndication Agent and a Lender

                              By:    /s/ James W. Peterson
                                     ------------------------------------

                              Name:  James W. Peterson
                                     ------------------------------------

                              Title: Vice President
                                     ------------------------------------

                              DEUTSCHE BANK AG NEW YORK BRANCH,
                              as a Lender

                              By:    /s/ Oliver Schwarz
                                     ------------------------------------

                              Name:  Oliver Schwarz
                                     ------------------------------------

                              Title: Vice President
                                     ------------------------------------



                              By:    /s/ Hans-Joseph Thiele
                                     ------------------------------------

                              Name:  Hans-Joseph Thiele
                                     ------------------------------------

                              Title: Director
                                     ------------------------------------

                              HSBC BANK USA, as a Lender

                              By:    /s/ Christopher Samms
                                     ------------------------------------

                              Name:  Christopher Samms
                                     ------------------------------------

                              Title: First Vice President, Officer # 9426
                                     ------------------------------------

                              MERRILL LYNCH BANK USA, as a Lender

                              By:    /s/ Frank K. Stepan
                                     ------------------------------------

                              Name:  Frank K. Stepan
                                     ------------------------------------

                              Title: Vice President
                                     ------------------------------------

                              MORGAN STANLEY BANK, as a Lender

                              By:    /s/ Jaap L. Tonckens
                                     ------------------------------------

                              Name:  Jaap L. Tonckens
                                     ------------------------------------

                              Title: Vice President
                                     ------------------------------------

                              SUMITOMO MITSUI BANKING CORPORATION,
                              LOS ANGELES BRANCH,
                              as a Lender

                              By:    /s/ Yoshimi Miura
                                     ------------------------------------

                              Name:  Yoshimi Miura
                                     ------------------------------------

                              Title: General Manager
                                     ------------------------------------

                              UFJ BANK LIMITED, LOS ANGELES BRANCH, as a Lender

                              By:    /s/ Hideki Kishimoto
                                     ------------------------------------

                              Name:  Hideki Kishimoto
                                     ------------------------------------

                              Title: SVP & Deputy General Manager
                                     ------------------------------------

                              ABN AMRO BANK N.V., as a Lender

                              By:    /s/ Angela Noique
                                     ------------------------------------

                              Name:  Angela Noique
                                     ------------------------------------

                              Title: Group Vice President
                                     ------------------------------------



                              By:    /s/ John M. Pastore
                                     ------------------------------------

                              Name:  John M. Pastore
                                     ------------------------------------

                              Title: Vice President
                                     ------------------------------------

                              BANK ONE N.A., as a Lender

                              By:    /s/ Tohru Yasumaru
                                     ------------------------------------

                              Name:  Tohru Yasumaru
                                     ------------------------------------

                              Title: Director
                                     ------------------------------------

                              BARCLAYS BANK PLC, as a Lender

                              By:    /s/ Alison McGuigan
                                     ------------------------------------

                              Name:  Alison McGuigan
                                     ------------------------------------

                              Title: Associate Director
                                     ------------------------------------

                              BNP PARIBAS, as a Lender

                              By:    /s/ Pierre Nicholas Rogers
                                     ------------------------------------

                              Name:  Pierre Nicholas Rogers
                                     ------------------------------------

                              Title: Managing Director
                                     ------------------------------------




                              By:    /s/ Katherine Wolfe
                                     ------------------------------------

                              Name:  Katherine Wolfe
                                     ------------------------------------

                              Title: Director
                                     ------------------------------------

                              CREDIT SUISSE FIRST BOSTON, CAYMAN ISLANDS BRANCH, as a Lender

                              By:    /s/ Mark E. Gleason
                                     ------------------------------------

                              Name:  Mark E. Gleason
                                     ------------------------------------

                              Title: Director
                                     ------------------------------------




                              By:    /s/ Joshua Parrish
                                     ------------------------------------

                              Name:  Joshua Parrish
                                     ------------------------------------

                              Title: Associate
                                     ------------------------------------

                              DRESDNER BANK AG NEW YORK AND
                              GRAND CAYMAN BRANCHES, as a Lender

                              By:    /s/ J. Curtin Beaudouin
                                     ------------------------------------

                              Name:  J. Curtin Beaudouin
                                     ------------------------------------

                              Title: Director
                                     ------------------------------------




                              By:    /s/ Stephen Kovach
                                     ------------------------------------

                              Name:  Stephen Kovach
                                     ------------------------------------

                              Title: Vice President
                                     ------------------------------------

                              ING LUXEMBOURG SA, as a Lender

                              By:    /s/ Vincent Vermeire
                                     ------------------------------------

                              Name:  Vincent Vermeire
                                     ------------------------------------

                              Title: Senior Manager/Corporate and
                                     Institutional Banking
                                     ------------------------------------




                              By:    /s/ Yves Verhulst
                                     ------------------------------------

                              Name:  Yves Verhulst
                                     ------------------------------------


                              Title: Manager/ Corporate and Institutional
                                     Banking
                                     ------------------------------------

                              LEHMAN BROTHERS BANK, FSB, as a Lender

                              By:    /s/ Gary T. Taylor
                                     ------------------------------------

                              Name:  Gary T. Taylor
                                     ------------------------------------


                              Title: Vice President
                                     ------------------------------------

                              UBS AG, CAYMAN ISLANDS BRANCH, as a Lender

                              By:    /s/ Patricia O'Kicki
                                     ------------------------------------

                              Name:  Patricia O'Kicki
                                     ------------------------------------

                              Title: Director
                                     ------------------------------------




                              By:    /s/ Wilfred V. Saint
                                     ------------------------------------

                              Name:  Wilfred V. Saint
                                     ------------------------------------

                              Title: Associate Director
                                     ------------------------------------

                              MIZUHO CORPORATE BANK, LTD., as a Lender

                              By:    /s/ Shinji Yamada
                                     ------------------------------------

                              Name:  Shinji Yamada
                                     ------------------------------------

                              Title: Joint General Manager
                                     ------------------------------------

                              PNC BANK, NA, as a Lender

                              By:    /s/ Dorothy G.W. Brailer
                                     ------------------------------------

                              Name:  Dorothy G.W. Brailer
                                     ------------------------------------

                              Title: Vice President
                                     ------------------------------------

                              THE BANK OF NEW YORK, as a Lender

                              By:    /s/ Mehrasa Raygani
                                     ------------------------------------

                              Name:  Mehrasa Raygani
                                     ------------------------------------

                              Title: Vice President
                                     ------------------------------------

                              MELLON BANK, N.A., as a Lender

                              By:    /s/ Lawrence C. Ivey
                                     ------------------------------------

                              Name:  Lawrence C. Ivey
                                     ------------------------------------

                              Title: First Vice President
                                     ------------------------------------

                                                                    SCHEDULE 2.1


                                                    COMMITMENTS
                                                AND PRO RATA SHARES

                       LENDER                                      COMMITMENT                    PRO RATA SHARE
------------------------------------------------------ ------------------------------------ --------------------------
Bank of America, N.A.                                              $235,555,555.58                7.361111%

The Bank of Tokyo-Mitsubishi, Ltd.                                 $222,222,222.22                6.944444%

Citicorp USA, Inc.                                                 $222,222,222.22                6.944444%

JPMorgan Chase Bank                                                $222,222,222.22                6.944444%

Deutsche Bank AG New York Branch                                   $155,555,555.56                4.861111%

HSBC Bank USA                                                      $155,555,555.56                4.861111%

Merrill Lynch Bank USA                                             $155,555,555.56                4.861111%

Morgan Stanley Bank                                                $155,555,555.56                4.861111%

Sumitomo Mitsui Banking Corporation, Los Angeles                   $155,555,555.56                4.861111%
Branch

UFJ Bank Limited, Los Angeles Branch                               $155,555,555.56                4.861111%

ABN Amro Bank N.V.                                                 $124,444,444.44                3.888889%

Bank One N.A.                                                      $124,444,444.44                3.888889%

Barclays Bank PLC                                                  $124,444,444.44                3.888889%

BNP Paribas                                                        $124,444,444.44                3.888889%

Credit Suisse First Boston, Cayman Islands Branch                  $124,444,444.44                3.888889%

Dresdner Bank AG New York and Grand Cayman Branches                $124,444,444.44                3.888889%

ING Luxembourg SA                                                  $124,444,444.44                3.888889%

Lehman Brothers Bank, FSB                                          $124,444,444.44                3.888889%

UBS AG, Cayman Islands Branch                                      $124,444,444.44                3.888889%

Mizuho Corporate Bank, Ltd.                                         $88,888,888.89                2.777778%

PNC Bank, NA                                                        $66,666,666.67                2.083333%

The Bank of New York                                                $44,444,444.44                1.388889%

Mellon Bank, N.A.                                                   $44,444,444.44                1.388889%

Total                                                            $3,200,000,000.00              100%


                                                                    SCHEDULE 9.2

                         ADMINISTRATIVE AGENT'S OFFICE,
                          CERTAIN ADDRESSES FOR NOTICES

BORROWER:

TOYOTA MOTOR CREDIT CORPORATION

Borrower's Address
------------------
(for all purposes)
Toyota Motor Credit Corporation
19001 South Western Avenue
P.O. Box 2991
Mail Stop NF-10
Torrance, Ca. 90509
Attention:  Jeff Carter, National Treasury Manager
Telephone: (310) 468-6197
Facsimile:  (310) 381-6655

(With a copy to):
Toyota Motor Credit Corporation
19001 South Western Avenue
P.O. Box 2991
Mail Stop NF-10
Torrance, Ca. 90509
Attention:  Janet Rydell, Cash Manager
Telephone: (310) 468-6176
Facsimile:  (310) 381-5219


ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A.

Administrative Agent's Office
-----------------------------
(for Notices of Payments and Requests for Loans):
Bank of America, N.A.
1850 Gateway Blvd., 5th Floor
Concord, CA 94520
Mail Code:  CA4-706-05-09
Attention:  Kristine Kelleher
Telephone:        (925) 675-8373
Facsimile:        (800) 969-2414

(for Payments):
Bank of America, N.A.
Dallas, TX
Account No.:  3750836479
Ref:  Toyota Motor Credit Corporation
ABA# 111000012


(Other Notices as Administrative Agent):
Bank of America, N.A.
Japan-Financial Institutions
Mail Code:  771-623-15-01
Sanno Park Tower 15F
2-11-1 Nagatacho, Chiyoda-Ku
Tokyo 100-6115
Japan
Attention:  Mashiko Ando
Telephone:        81-3-3508-5907
Facsimile:        81-3-3508-5922
Electronic Mail:  masahiko.ando@bankofamerica.com


(With a Copy to):
Bank of America, N.A.
Agency Management
Mail Code: CA5-701-05-19
1455 Market Street
San Francisco, CA 94103-1399
Attention:  Anthea Del Bianco
Telephone:        (415) 436-2776
Facsimile:        (415) 503-5101
Electronic Mail:  anthea.del_bianco@bankofamerica.com